                                                                    Exhibit 99.2


              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

      I, Ronald C. Brown, the Chief Financial Officer of Starwood Hotels & Resorts Worldwide, Inc. ("Starwood"), certify that (i) the Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q3") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q3 fairly presents, in all material respects, the financial condition and results of operations of Starwood.
                                       /s/ RONALD C. BROWN
                                       -----------------------------------
                                       Ronald C. Brown
                                       Chief Financial Officer
                                       Starwood Hotels & Resorts Worldwide, Inc.

                                       November 11, 2002